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[logo of Security Life of Denver Insurance Company appears here]


March 5, 1998

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:  First ING of New York
     Separate Account A1:  File No. 811-8700;
     CIK No.  0000928595


Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), First ING of New York Separate Account A1, a unit investment trust registered under the Act, recently mailed to its contract owners the annual reports for the underlying management investment companies (the "Underlying Funds"). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their annual reports with the Commission via EDGAR. Those filings, which are identified below, are incorporated herein by reference:

1)Annual Report of The Alger American Fund
  CIK:  0832566                  CCC:  he$4hopf      Filed on February 23, 1998

2)Annual Report of Fidelity Variable Insurance Products
 Fund
  CIK:  0000814066               CCC:  EDGAR#o3      Filed on February 25, 1998

3)Annual Report of Fidelity Variable Insurance Products
 Fund II
  CIK:  0000831016               CCC:  EDGAR#o3      Filed on February 25, 1998

4)Annual Report of the Neuberger & Berman Advisers
 Management Trust
  CIK:  000736913                CCC:  dotrw8g$      Filed on February 25, 1998

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5)Annual Report of the INVESCO Variable Investment Funds
  CIK:  0000912744            CCC:  go4$stop      Filed on February 25, 1998


6)Annual Report of the Van Eck Worldwide Insurance Trust
  CIK:  0000811976            CCC:  uzdveqh2      Filed on February 24, 25, 1998


7)Annual Report of the AIM Variable Insurance Funds, Inc.
  CIK:  0000896435            CCC:    N/A         Filed on March 3, 1998

Please do not hesitate to call me at (303) 860-2591 with any questions.


Sincerely,


/s/ Anna M. Kautzman
Anna M. Kautzman
Assistant General Counsel